Goodwill and Intangible Assets	9 Months Ended
Sep. 30, 2024
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Note 7 – Goodwill and Intangible Assets

The Company’s intangible assets, net consists of the following (in thousands):

	September 30, 2024
	(Successor)
	Useful Life (years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

IPR&D	Indefinite	$22,100	$—	$22,100
Developed technology	5.0	4,100	(139)	3,961
Total		$26,200	$(139)	$26,061

Amortization of intangible assets is anticipated to be approximately $0.3 million in 2024, $0.8 million for each of the years from 2025 through 2028, and $0.5 million in 2029.

As of September 30, 2024 (Successor), the Company has goodwill of $44.3 million.

Based on the Company’s qualitative analysis, no intangible assets impairment or goodwill impairment charges were recorded in the period from July 31, 2024 to September 30, 2024 (Successor). There was no goodwill or intangible assets as of December 31, 2023 (Predecessor).